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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                February 11, 2005
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                Date of Report (date of earliest event reported)

                          NOTIFY TECHNOLOGY CORPORATION
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             (Exact name of Registrant as specified in its charter)

          California                    000-23025              77-0382248
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(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)

                        1054 S. De Anza Blvd., Suite 105
                               San Jose, CA 95129
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                    (Address of principal executive offices)

                                 (408) 777-7920
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange
    Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         On February 9, 2005, the board of directors of Notify Technology Corporation (the "Company") appointed Mr. David Kvederis to serve as a director of the Company. The board of directors has not yet determined on which of its committees Mr. Kvederis will serve.

         Mr. Kvederis is the founder of BankServ, where he has served as president and CEO since 1996. Before his 15-year association with Wells Fargo (1982 to1996), Kvederis served six years with Mellon Bank in Pittsburgh and six years with Continental Illinois Bank in Chicago. A native of Pittsburgh, Pa., Mr. Kvederis holds an MBA from the University of Chicago.

         A copy of the press release announcing Mr. Kvederis's appointment is attached as Exhibit 99.1 to this current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1 Press Release dated February 11, 2005 of Notify Technology Corporation announcing the appointment of David Kvederis as a director of the Company.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2005

                                        NOTIFY TECHNOLOGY CORPORATION

                                        By: /s/ Gerald W. Rice
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                                        Gerald W. Rice, Chief Financial Officer